SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON D. C. 20549

                             FORM 8-K

                           CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934




 Date of report:   February 13, 1996
       (Date of earliest event reported)




                        HANNAFORD BROS. CO.

      (Exact name of registrant as specified in its charter)




             Maine                  1-7603         01-0085930
 (State or other jurisdiction of  (Commission   (I.R.S. Employer
  incorporation or organization)   File No.)   Identification No.)



         145 Pleasant Hill Road, Scarborough, Maine  04074
        (Address of principal executive offices) (Zip code)


 Registrant's telephone number:   (207) 883-2911

 Item 5.  Other Events.

      On February 13, 1996 Hannaford Bros. Co. ("Hannaford" or the "Registrant") announced that its Board of Directors had renewed an authorization to repurchase Hannaford stock for use in connection with Hannaford employee benefit plans and for other corporate purposes. A copy of Hannaford's press release concerning this announcement is filed as an exhibit to this Form 8-K.

 Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.

           The following is filed with the Commission as an exhibit to this report.

      99   Press release of the Registrant, dated February 13,
           1996, regarding stock repurchase authorization.





                             SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    HANNAFORD BROS. CO.


 Date: February 20, 1996            By: /s/ Charles H. Crockett
                                        Charles H. Crockett
                                        Assistant Secretary

                             HANNAFORD BROS. CO.

                                EXHIBIT INDEX



 Exhibit
 Number     Description                                  Page

 99         Press release of the Registrant, dated         4
            February 13, 1996, regarding stock
            repurchase authorization.